                                                                   EXHIBIT 10.81


                      SECOND AMENDMENT TO CREDIT AGREEMENT



         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Second Amendment") is entered into effective as of August 27, 1999, by and among CRESCENT OPERATING, INC., a Delaware corporation ("Borrower") and BANK OF AMERICA, N.A., formerly NationsBank, N.A. (successor in interest by merger to NationsBank of Texas, N.A.), a national banking association ("Lender"), with the acknowledgment, confirmation, approval and agreement of the undersigned "Support Parties" (herein so called) as set forth hereinbelow. Such Support Parties are signing this Second Amendment solely for the purposes set forth in Section 11 of this Second Amendment.

                              W I T N E S S E T H:

         WHEREAS, Borrower and Lender are parties to that certain Credit Agreement dated as of August 27, 1997 (the "Original Credit Agreement") as amended by that certain First Amendment to Credit Agreement dated effective as of August 27, 1998 (the "First Amendment") (the Original Credit Agreement as amended by the First Amendment is referred to in this Second Amendment as the "Credit Agreement") and Borrower, Lender and Support Parties are parties to that certain Support Agreement of even date with the Original Credit Agreement, as amended and confirmed as set forth in the First Amendment (the "Support Agreement");

         WHEREAS, Borrower and Support Parties have requested that Lender agree to a renewal of the credit facility evidenced by the Credit Agreement and extension of the "Termination Date" as currently defined in the Credit Agreement and other matters as set forth herein, and Bank is willing to do so upon the terms and conditions set forth herein; and

         WHEREAS, Borrower and Lender desire to amend the Credit Agreement by this Second Amendment, with the acknowledgment, confirmation, approval and agreement of the Support Parties with respect to the Support Agreement, all as set forth hereinbelow, and the parties desire to enter into the agreements, modifications and amendments as set forth below;

         NOW, THEREFORE, for and in consideration of the above premises and for other good and valuable consideration, the parties hereto agree as follows:


         1. Definitions. All capitalized terms defined in the Credit Agreement, as amended hereby, and not otherwise defined in this Second Amendment shall have the same meanings as assigned to them in the Credit Agreement when used in this Second Amendment, unless the context hereof shall otherwise require or provide.


         2. Representations and Warranties. In order to induce Lender to enter into this Second Amendment, Borrower represents and warrants to Lender that:

                  A. This Second Amendment, the Credit Agreement, as amended hereby, and the Loan Papers are the legal and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights;

                  B. No event has occurred and is continuing which constitutes a Default or a Potential Default; and

                  C. All of the representations and warranties contained in Paragraph 5 of the Credit Agreement, as amended by this Second Amendment, are true and correct as of the date hereof.

         3. Amendments to Credit Agreement.

                  A. In order to renew and extend the credit facility evidenced by the Credit Agreement, as amended by this Second Amendment, and the Loan Papers, the definition of the term "Termination Date" as set forth in the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  Termination Date means the earlier to occur of the following dates: (a) August 31, 2001; and (b) the effective date that Lender's commitment to extend credit under this agreement is otherwise canceled or terminated in accordance with this agreement.

                  B. Paragraph 5 of the Credit Agreement is hereby amended to replace clause (k) thereof with the following clause (k):

                  (k) use its best efforts to complete offerings(s) and/ or private placement(s) of securities of Borrower comprising a Successful Rights Offering prior to August 31, 2001; provided that Borrower will utilize the Support Agreement dated August 27, 1997, executed by Richard E. Rainwater, John Goff and Gerald Haddock in connection herewith, as it may be modified, amended, confirmed or restated, if necessary in order to accomplish the foregoing and pay the Obligation in full when due, and Borrower specifically agrees to take all reasonable and necessary action to enforce such Support Agreement in such instance and/or, at the request of Lender, to join Lender in any such enforcement action;

                  C. Without affecting in any way the obligations of Richard E. Rainwater and John Goff as "Support Parties" under the Support Agreement (including without limitation as referred to in Paragraph 5 of the Credit Agreement), Gerald Haddock is hereby released from his obligations as a "Support Party" under such Support Agreement, and the name "Gerald Haddock" is hereby deleted from Paragraph 7 of the Credit Agreement and Paragraph 9 of the Credit Agreement.

                  D. The promissory note in the face principal amount of $15,000,000.00 dated August 27, 1997 executed by Borrower and payable to Lender (or its predecessors in interest) and executed in connection with the Original Credit Agreement is hereby renewed and extended to be evidenced by that certain promissory note dated of even date herewith in the face principal amount of $15,000,000.00 executed by Borrower and payable to Lender (sometimes referred to in this Second Amendment and in connection herewith as the "Renewal Note"), which the parties agree and acknowledge to be the "Note" as contemplated in Paragraph 4(a) of the Credit Agreement and a "Loan Paper" as defined in the Credit Agreement.

                  E. The definition of the term "Lender" as set forth in the Credit Agreement and all references to "Lender" in the Credit Agreement and in the other Loan Papers are hereby amended to refer to Bank of America, N.A., formerly NationsBank, N.A. (successor in interest by merger to NationsBank of Texas, N.A.).

         4. Conditions Precedent. This Second Amendment and the obligations of Lender hereunder are subject to the conditions precedent that Lender shall have received from Borrower, together with this Second Amendment duly executed by Borrower, Richard E. Rainwater and John Goff: (i) the Renewal Note, duly executed by Borrower, and any other documents requested by Lender prior to closing in connection herewith, all in form and substance satisfactory to Lender, (ii) payment of Lender's costs and expenses incurred in connection herewith as contemplated in the Credit Agreement including, without limitation, the reasonable attorney's fees of the Lender's legal counsel and any other costs, expenses and disbursements incurred by Lender through the date of execution of this Second Amendment, and (iii) payment of a non-refundable facility fee (the "Facility Fee") in the amount of $75,000.00. The parties each acknowledge and agree that the Facility Fee payable hereunder is a bona fide fee intended as reasonable compensation to Lender for committing to make funds available to Company as described in the Credit

Agreement, as amended by this Second Amendment, and the administration of such credit facility and for no other purpose.

         5. Further Assurances. Borrower shall make, execute or endorse, and acknowledge and deliver or file or cause same to be done, all such documents, notices or other assurances, and take all such other action, as Lender may, from time to time, deem reasonably necessary or proper in connection with this Second Amendment and the Credit Agreement, as amended hereby.

         6. Scope of Amendments. Any and all other provisions of the Credit Agreement and any other Loan Papers are hereby amended and modified wherever necessary and even though not specifically addressed herein, so as to conform to the amendments and modifications set forth in this Second Amendment.

         7. Limitation on Agreements. The amendments set forth herein are limited in scope as described herein and shall not be deemed (a) to be a consent under or waiver of any other term or condition of the Credit Agreement or any of the Loan Papers, or (b) to prejudice any right or rights which Lender now has or may have in the future under, or in connection with the Credit Agreement as amended by this Second Amendment, the Note, the Loan Papers or any of the documents referred to herein or therein.

         8. Governing Law. This Second Amendment has been prepared, in being executed and delivered and is intended to be performed in the State of Texas, and the substantive laws of such state and the applicable federal laws of the United States of America shall govern the validity, construction, enforcement and interpretation of this Second Amendment.

         9. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO, INCLUDING, BUT NOT LIMITED TO, THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW). THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS CREDIT AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE AT TIME OF THIS AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY
(90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL SIXTY (60) DAYS.

         B. RESERVATION OF RIGHTS. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO:
(I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER
HERETO: (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         10. Multiple Counterparts. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Second Amendment by signing any such counterpart.

         11. Signatures of Support Parties. By signing below where indicated, the undersigned Support Parties each (a) acknowledge this Second Amendment and the Credit Agreement as amended hereby; (b) agree with the terms, conditions and amendments contained in this Second Amendment and the Credit Agreement as amended hereby as they relate to the Support Agreement, including without limitation, the amended definition of "Termination Date" as set forth in this Second Amendment; (c) agree that the Support Agreement shall be amended as follows: (i) Gerald Haddock is hereby released from his obligations as a "Support Party" as contemplated therein, (ii) the term "Target Date" as used in the Support Agreement shall be amended to be August 31, 2001, (iii) the word "renewed," shall be inserted after the comma between the words "increased" and "extended" contained on the first line of clause c of Section 1 of the Support Agreement, (iv) the name of the "Bank" shall be changed to "Bank of America, N.A., formerly NationsBank, N.A. (successor in interest by merger to NationsBank of Texas, N.A.)" and (v) the Support Agreement shall be deemed to be further amended wherever necessary in order to continue the obligations of the undersigned Support Parties contained in the Support Agreement and conform to the changes reflected in this Second Amendment; and (d) confirm their continuing obligations under the Support Agreement, as amended hereby, which shall continue in full force and effect as contemplated therein and herein, until the Obligation has been paid in full and Lender shall have no further commitment to make Advances.

THE CREDIT AGREEMENT AND THE SUPPORT AGREEMENT, AS EACH IS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed to be effective as of the date and year first above written.


                               LENDER:

                               BANK OF AMERICA, N.A., formerly NationsBank, N.A.


                               By:
                                   -------------------------------------------
                                   Cary C. Conwell, Senior Vice President


                               BORROWER:

                               CRESCENT OPERATING, INC., a Delaware corporation


                               By:
                                    ------------------------------------------
                                    Jeff Stevens, Executive Vice President
                                         and Chief Operating Officer

THE CREDIT AGREEMENT AND THE SUPPORT AGREEMENT, AS EACH IS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        SUPPORT PARTIES:


                                        ---------------------------------------
                                        RICHARD E. RAINWATER

                                        ---------------------------------------
                                        JOHN GOFF